POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie
E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Dreyfus Insured Municipal Bond Fund, Inc.(including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Joseph DiMartino                    June 1, 1999
____________________
Joseph DiMartino


/s/ David W. Burke                      June 1, 1999
____________________
David W. Burke


/s/ Hodding Carter                      June 1, 1999
____________________
Hodding Carter


/s/ Ehud Houminer                       June 1, 1999
____________________
Ehud Houminer


/s/ Richard C. Leone                    June 1, 1999
____________________
Richard C. Leone


/s/ Hans C. Mautner                     June 1, 1999
____________________
Hans C. Mautner


/s/ Robin A. Pringle                    June 1, 1999
____________________
Robin A. Pringle


/s/ John E. Zuccotti                    June 1, 1999
____________________
John E. Zuccotti


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Insured Municipal Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Marie E. Connolly                                  June 25, 1999
_____________________
Marie E. Connolly